UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

March 2, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on March 6, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Filed herewith.

(b)	Pro forma financial information.

Filed herewith.

(d)	Exhibit No.	Exhibit Title.
	Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 12, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

Item 9.01(a)

Cardinal Management Partnership L.P.

Financial Statements

For the years ended December 31, 2004, 2005, 2006 and one month ended

January 31, 2007 (unaudited)

with

Independent Registered Public Accounting Firm Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Partners

Cardinal Management Partnership L.P.

Lakewood, Colorado

I have audited the accompanying balance sheets of Cardinal Management Partnership L.P. as of December 31, 2004, 2005, and 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cardinal Management Partnership L.P. as of December 31, 2004, 2005, and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado	/s/ Ronald R. Chadwick, P.C.
April 17, 2007	RONALD R. CHADWICK, P.C.

Cardinal Management Partnership, L.P.

Balance Sheets

				(unaudited)
	2004	December 31, 2005	2006	January 31, 2007
Assets
Current Assets
Cash & cash equivalents	$35,636	$50,928	$52,189	$27,860
Other receivables	—	14,038	5,915	5,984
Prepaid expenses	—	—	—	2,249
Inventories	7,181	7,783	7,424	7,986

Total Current Assets	42,817	72,749	65,528	44,080

Equipment and Leasehold Improvements
Equipment and furniture	73,870	83,312	89,788	89,788
Signs	14,775	14,775	14,775	14,775
Leasehold improvements	289,533	311,757	326,757	326,757
Less accumulated depreciation and amortization	(287,257)	(297,227)	(311,813)	(313,162)

Net equipment and leasehold improvements	90,921	112,617	119,507	118,158

Other Assets
Accounts receivable related party	122,325	122,325	122,325	122,325
Deposits	2,117	—	—	—
Goodwill	38,255	38,255	38,255	38,255

Total Other Assets	162,697	160,580	160,580	160,580

Total Assets	$296,435	$345,946	$345,615	$322,818

Liabilities and Partners’ Equity
Current Liabilities
Accounts payable-trade	$16,936	$17,798	$13,348	$4,219
Accrued expenses	26,259	38,291	29,357	30,083
Current portion of notes payable	—	—	—	—

Total current liabilities	43,195	56,089	42,705	34,303

Partners’ Equity	253,240	289,857	302,910	288,515

Total Liabilities and Partners’ Equity	$296,435	$345,946	$345,615	$322,818

See notes to financial statements

Cardinal Management Partnership, L.P.

Statement of Operations

				(unaudited)
				For the one month ended
	For the year ended December 31,			January 31,
	2004	2005	2006	2007
Revenues
Sales of alcoholic beverages	$965,062	$866,671	$856,686	$56,468
Sales of tobacco products	1,757	1,328	1,675	42
Service revenue	496,715	536,785	588,193	36,240
Other	38,537	51,224	63,561	4,002

Total Revenue	1,502,071	1,456,008	1,510,115	96,752

Operating Expenses
Cost of goods sold	151,649	150,931	175,746	14,280
Salaries and wages	467,707	499,668	504,188	39,439
Management fee	24,800	14,831	14,489	1,889
Other general and administrative
Taxes and permits	75,117	71,280	72,676	6,286
Charge card and bank fees	6,236	5,722	6,640	555
Rent	104,530	101,806	105,345	6,783
Legal and professional	61,408	54,470	52,760	4,113
Advertising and marketing	51,777	58,800	55,875	4,210
Other	361,832	301,382	297,818	26,860
Depreciation and amortization	13,191	9,977	14,586	1,349

Total Operating Expenses	1,318,247	1,268,868	1,300,123	105,764

Income (loss) from operations	183,824	187,140	209,992	(9,012)

Other income (expenses)
Interest expense	—	—	—	—
Interest income	60	137	161	17
Gain (loss) on sale/dispostion of assets	—		—	—
Other	—		—	—

Total Other Income (Expenses)	60	137	161	17

Net income (loss)	$183,884	$187,277	$210,153	(8,995)

See notes to financial statements

Cardinal Management Partnership LP

Statement of Partners’ Equity

For the years ended December 31, 2004, 2005, 2006 and one month ended January 31, 2007(unaudited)

Balance, December 31, 2003	$292,556
Distribution	(223,200)
Net income	183,884

Balance, December 31, 2004	253,240
Distribution	(150,660)
Net income	187,277

Balance, December 31, 2005	289,857
Distribution	(197,100)
Net income	210,153

Balance, December 31, 2006	302,910
Distribution	(5,400)
Net income	(8,995)

Balance, January 31, 2007	$288,515

See notes to financial statements

Cardinal Management Partnership, L.P.

Statements of Cash Flows

				(unaudited)
				For the one month ended
	For the year ended December 31,			January 31,
	2004	2005	2006	2007
Net income (loss)	$183,884	$187,277	$210,153	$(8,995)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,191	9,977	14,586	1,349
(Increase) decrease in other receivables	1,526	(14,038)	8,123	(69)
(Increase) decrease in inventory	(1,867)	(603)	359	(562)
(Increase) decrease in prepaid expenses	—	—	—	(2,249)
Increase (decrease) in trade accounts payable	13,595	862	(4,449)	(9,129)
Increase (decrease) in accrued expenses	(5,447)	11,680	(8,935)	726
(Increase) decrease in deposits	39,282	2,117	—	—

Net cash provided by operating activities	244,164	197,272	219,837	(18,930)

Investing Activities
Purchases of equipment and leasehold improvements	(12,540)	(31,320)	(21,477)	—

Net cash used by investing activities	(12,540)	(31,320)	(21,477)	—

Financing Activities
Distribution	(223,200)	(150,660)	(197,100)	(5,400)

Net cash provided by financing activities	(223,200)	(150,660)	(197,100)	(5,400)

Net increase (decrease) in cash	8,424	15,292	1,261	(24,330)

Cash beginning of year	27,212	35,636	50,928	52,189

Cash end of year	$35,636	$50,928	$52,189	$27,860

See notes to financial statements

Cardinal Management Partnership, L.P.

Notes to Financial Statements

December 31, 2004, 2005, and 2006

1)	Organization

The Company formed as a Illinois Limited Partnership in January 1988. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Centerville, Illinois.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

Cardinal Management Partnership, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

3)	Commitments

The Company has a lease on the facility with a minimum and additional rent to make total rent 7% of “gross sales”. The future minimum lease commitment as of December 31, 2006 for this lease is as follows:

Year ended
December 31, 2007	$60,000
December 31, 2008	$60,000
December 31, 2009	$60,000
December 31, 2010	$60,000
December 31, 2011	$60,000
Thereafter	$900,000

Cardinal Management Partnership, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

4)	Related party transactions

The lease (note 3) has been personally guaranteed by the president of the general partner.

The accounts receivable related party is from International Entertainment Consultants, Inc. (“IEC”) that is owned by a Company controlled by the president of the general partner. The assets being held by IEC to repay the accounts receivable consist of cash and accounts receivables from other related parties and employees of related companies. In February of 2007 the entire balance of $122,325 was retired.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

Effective February1, 2007, the Company acquired the general partnership interest (1%) and a 82% limited partnership interest in Cardinal Management Partnership, LP. a Illinois Limited Partnership. The acquisition of Cardinal Management Partnership, LP. was accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $880,500.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Pro Forma Statements of Income

For the three months ended March 31, 2007

	As reported	One Month January 31, 2007 RCC, LP	One Month January 31, 2007 Cardinal Management Partnership, LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$3,160,258	$63,151	$56,468	$3,279,877			$3,279,877
Sales of food and merchandise	357,617	198	42	357,857			357,857
Service revenue	1,738,880	40,607	36,240	1,815,727			1,815,727
Other	1,130,641	7,089	4,002	1,141,732	a	(33,541)	1,108,191

Total Revenue	6,387,396	111,045	96,752	6,595,193			6,561,652

Operating Expenses
Cost of goods sold	883,616	10,637	14,280	908,533			908,533
Salaries and wages	1,374,566	39,201	41,328	1,455,095	a	(25,917)	1,429,178
Other general and administrative
Taxes and permits	249,645	5,314	6,286	261,245			261,245
Charge card and bank fees	65,691	767	555	67,013			67,013
Rent	539,145	11,396	6,783	557,324			557,324
Legal and professional	147,629	2,613	4,113	154,355	a	(3,846)	150,509
Advertising and marketing	257,383	4,030	4,210	265,623			265,623
Other	1,235,481	21,850	26,860	1,284,191	a	(3,778)	1,280,413
Depreciation & amortization	221,745	583	1,349	223,677			223,677

Total Operating Expenses	4,974,901	96,391	105,764	5,177,056			5,143,515

Income from operations	1,412,495	14,654	(9,012)	1,418,137			1,418,137

Other income (expenses)
Interest expense	(536,672)	—	—	(536,672)			(536,672)
Interest income	147,789	20	17	147,826			147,826
Gain on sale of assets	179,189	—	—	179,189			179,189
Unrealized gain on sale of marketable securities	8,381	—	—	8,381			8,381

Total Other Income (Expenses)	(201,313)	20	17	(201,276)			(201,276)

Net income from continuing operations before income taxes	1,211,182	14,674	(8,995)	1,216,861			1,216,861

Income tax expense - current	—	—	—	—			—
Income tax expense - deferred	150,000	—	—	150,000			150,000

Total income taxes	150,000	—	—	150,000			150,000

Minority interest	(33,244)	—	—	(33,244	)b	(232)	(33,476)

Income from continuing operations	1,027,938	14,674	(8,995)	1,033,617			1,033,385

Discontinued operations
Loss from operations of discontinued components	(15,085)	—	—	(15,085)			(15,085)
Income taxes	—	—	—	—			—

Loss from discontinued operations	(15,085)	—	—	(15,085)			(15,085)

Net income	1,012,853	14,674	(8,995)	1,018,532			1,018,300

Preferred stock dividends	—	—	—	—			—

Net income applicable to common shareholders	$1,012,853	$14,674	$(8,995)	$1,018,532			$1,018,300

Income (loss) from continuing operations	$0.07						$0.07
Income (loss) from discontinued operations	$(0.00)						$(0.00)
Preferred stock dividends	$—						$—

Net income (loss) applicable to common shareholders	$0.07						$0.07

Weighted average shares outstanding	14,606,729						14,606,729

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Three Months Ended March 31, 2007

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Cardinal Management Partnership, LP	$17,199
RCC, LP	16,342

$33,541

(b)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Cardinal Management Partnership, LP	$(1,529)
RCC, LP	1,761

$232

VCG Holding Corp.

Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$752,444	$926,184	$856,686			$11,978,175
Sales of food and merchandise	945,340	66,079	89,960	281,599	1,393	1,675			1,386,046
Service revenue	3,618,038	311,900	922,522	860,822	559,850	588,193			6,861,325
Other	4,701,675	23,760	201,551	911,074	97,186	63,561	b	(1,453,892)	4,544,915

Total Revenue	16,114,581	1,051,649	3,157,456	2,805,939	1,584,613	1,510,115			24,770,461

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	196,301	162,372	175,746			3,401,501
Salaries and wages	4,730,095	283,773	660,730	458,868	486,441	518,677	b	(1,205,015)	5,933,569
Other general and administrative
Taxes and permits	347,531	40,191	42,714	45,633	61,536	72,676			610,281
Charge card and bank fees	228,765	11,267	18,241	17,820	8,505	6,640			291,238
Rent	832,240	101,564	194,400	107,860	159,412	105,345			1,500,821
Legal and professional	403,220	11,623	50,817	81,532	30,719	52,760	b	(97,147)	533,524
Advertising and marketing	471,703	63,549	88,229	124,810	57,860	55,875			862,026
Other	2,899,999	186,810	484,156	996,565	256,029	297,818	b	(151,730)	4,969,647
Depreciation & amortization	664,399	22,950	53,344	20,285	7,176	14,586			782,740

Total Operating Expenses	12,837,848	949,788	1,971,756	2,049,674	1,230,050	1,300,123			18,885,347

Income from operations	3,276,733	101,861	1,185,700	756,265	354,563	209,992			5,885,114

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(43)	—	—	a	(512,500)	(2,024,840)
Interest income	17,638	—	395	253	124	161			18,571
Gain on sale of assets	44,184		—	7,253	—	—			51,437
Gain on sale of marketable securities	328	—	—	—	—	—			328
Bad debt on uncollectable note receivable	(24,538)	—	—	—	—	—			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	7,463	124	161			(1,979,042)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	763,728	354,687	210,153			3,906,072

Income tax expense-current	—	—		52,245	—	—	d	239,155	291,400
Income tax expense-deferred	200,000	—	—	—	—	—	e	132,900	332,900

Total income taxes	200,000	—	—	52,245	—	—			624,300

Minority interest	(99,324)	—	—	—	—	—	c	(164,109)	(263,433)

Income from continuing operations	1,520,363	84,222	1,186,095	711,483	354,687	210,153			3,018,339

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	—	—	—			(404,687)
Income taxes	—	—	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	—	—	—			(404,687)

Net income	1,115,676	84,222	1,186,095	711,483	354,687	210,153			2,613,652

Preferred stock dividends	(878,843)	—	—	—	—	—			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$711,483	$354,687	$210,153			$1,734,809

Income (loss) from continuing operations	$0.17								$0.30
Income (loss) from discontinued operations	$(0.04)								$(0.04)
Preferred stock dividends	$(0.10)								$(0.09)

Net income (loss) applicable to common shareholders	$0.03								$0.17

Weighted average shares outstanding	9,128,985								10,117,220

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(c)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $72,361 and interest for the acquisition of Denver Restaurant Concepts, LP of $440,139.

(d)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$466,863
Kentucky Restaurant Concepts, Inc.	338,399
RCC, LP	332,865
Cardinal Management Partnership, LP	315,765

$1,453,892

(e)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$83,027
RCC, LP	45,256
Cardinal Management Partnership, LP	35,726

$164,109

(f)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$117,255
RCC, LP	74,400
Cardinal Management Partnership, LP	47,500

$ 239,155

(g)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800

$132,900

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$766,064	$777,768	$866,671			$10,941,350
Sales of food and merchandise	1,114,391	71,046	54,369	260,301	1,882	1,328			1,503,317
Service revenue	3,545,049	260,869	940,496	820,961	538,209	536,785			6,642,369
Other	5,068,800	41,989	184,662	807,937	84,179	51,224	b	(1,460,003)	4,778,788

Total Revenue	15,854,153	1,047,792	2,910,573	2,655,263	1,402,038	1,456,008			23,865,824

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	183,689	130,271	150,931			3,074,443
Salaries and wages	5,827,683	262,513	643,531	449,347	505,789	514,500	b	(1,222,043)	6,981,320
Other general and administrative
Taxes and permits	245,107	55,633	42,793	48,327	63,426	71,280			526,566
Charge card and bank fees	219,249	7,344	14,269	15,189	7,035	5,722			268,808
Rent	865,039	122,327	191,400	109,800	142,656	101,806			1,533,028
Legal and professional	576,989	63,639	35,940	117,073	30,245	54,470	b	(96,766)	781,590
Advertising and marketing	547,756	70,780	125,539	122,581	57,966	58,800			983,422
Other	2,891,441	240,609	461,922	941,260	265,579	301,382	b	(141,194)	4,960,999
Depreciation & amortization	639,955	27,830	43,741	19,938	7,782	9,977			749,223

Total Operating Expenses	13,829,972	1,127,303	1,875,306	2,007,204	1,210,749	1,268,868			19,859,399

Income (loss) from operations	2,024,181	(79,511)	1,035,267	648,059	191,289	187,140			4,006,425

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	—	—	—	a	(512,500)	(1,884,059)
Interest income	68,534	—	290	—	188	137			69,149
Gain on sale of assets	1,300	—	—	6,604	—	—			7,904
Gain on sale of marketable securities	1,265	—	—	—	—	—			1,265
Bad debt on uncollectable note receivable	—	—	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	6,604	188	137			(1,805,741)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	1,035,557	654,663	191,477	187,277			2,200,684

Income tax expense - current	—	—	—	—	—	—	d	207,400	207,400
Income tax expense - deferred	—	—	—	—	—	—	e	132,900	132,900

Total income taxes	—	—	—	—	—	—			340,300

Minority interest	(28,969)	—	—	—	—	—	c	(127,295)	(156,264)

Income from continuing operations	718,360	(103,119)	1,035,557	654,663	191,477	187,277			1,704,120

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	—	—	—			(303,881)
Income taxes	—	—	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	—	—	—			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	654,663	191,477	187,277			1,400,239

Preferred stock dividends	(1,685,730)	—	—	—	—	—			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$654,663	$191,477	$187,277			$(285,491)

Income (loss) from continuing operations	$0.09								$0.18
Income (loss) from discontinued operations	$(0.04)								$(0.03)
Preferred stock dividends	$(0.20)								$(0.18)

Net income (loss) applicable to common shareholders	$(0.15)								$(0.03)

Weighted average shares outstanding	8,477,571								9,465,806

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $66,392 and interest for the acquisition of Denver Restaurant Concepts, LP of $446,108.

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$471,766
Kentucky Restaurant Concepts, Inc.	322,897
RCC, LP	334,411
Cardinal Management Partnership, LP	330,929

$1,460,003

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$72,489
RCC, LP	22,977
Cardinal Management Partnership, LP	31,829

$127,295

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$132,000
RCC, LP	34,400
Cardinal Management Partnership, LP	41,000

$207,400

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800

$132,900